As filed with the Securities and Exchange Commission on October 30, 2015

1933 Act File No. 333-168040
1940 Act File No. 811-22436

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

POST-EFFECTIVE AMENDMENT NO. 11
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. 14

ENTREPRENEURSHARES SERIES TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

470 ATLANTIC AVENUE,

SUITE #400
BOSTON, MASSACHUSETTS 02210
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(800) 287-9469

DR. JOEL M. SHULMAN
CAPITAL IMPACT ADVISORS, LLC

WESTON CAPITAL ADVISORS, LLC
470 ATLANTIC AVENUE,

SUITE #400
BOSTON, MASSACHUSETTS 02210
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

STOWELL R. R. KELNER

CLAPP KELNER PLLC

43 WEST 43RD STREET

NEW YORK, NY 10036

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☑	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

Prospectus

EntrepreneurShares Series Trust

EntrepreneurShares Global Fund

Institutional Class: ENTIX
Class A: not currently offered
Retail Class: not currently offered

Entrepreneur U.S. All Cap Fund

Institutional Class: IMPAX

Retail Class: not currently offered

Entrepreneur U.S. Large Cap Fund

Institutional Class: IMPLX

Retail Class: not currently offered

November 1, 2015

470 Atlantic Avenue

Suite #400

Boston, MA 02210

Toll Free: 877-271-8811.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Information: EntrepreneurShares Global Fund	1
Investment Objective of the Fund	1
Fees and Expenses of the Fund	1
Principal Investment Strategies of the Fund	2
Principal Risks of the Fund	2
Performance of the Fund	5
Management of the Fund	5
Dividends, Capital Gains and Taxes	6
Payments to Intermediaries	6

Summary Information: Entrepreneur U.S. All Cap Fund	7
Investment Objective of the Fund	7
Fees and Expenses of the Fund	7
Principal Investment Strategies of the Fund	8
Principal Risks of the Fund	8
Performance of the Fund	10
Management of the Fund	10
Dividends, Capital Gains and Taxes	11
Payments to Intermediaries	11

Summary Information: Entrepreneur U.S. Large Cap Fund	12
Investment Objective of the Fund	12
Fees and Expenses of the Fund	12
Principal Investment Strategies of the Fund	13
Principal Risks of the Fund	13
Performance of the Fund	14
Management of the Fund	15
Dividends, Capital Gains and Taxes	15
Payments to Intermediaries	15

Investment Objective and Investment Strategies	16
Disclosure of Portfolio Holdings	19
Management of the Funds	19
The Funds Share Prices	20
Purchasing Shares	21
Redeeming Shares	27
Dividends, Distributions, and Taxes	30
Distribution and Service Plans	31
Financial Highlights of the Funds	33
Privacy Policy	36

EntrepreneurShares Global FundTM

Investment Objective

EntrepreneurShares Global FundTM (the “Fund” in this Summary and other Global Fund specific sections and “Global Fund” elsewhere in the Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “How Class A Shares Sales Charges are Calculated” beginning on page 23 of this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class	Retail	Institutional
	A	Class	Class

Maximum Sales Charge (Load) Imposed on Purchases	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2%	2%	2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.78%	0.78%	0.78%
Acquired Fund Fees and Expenses*	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.35%	2.35%	2.10%
Fee Waivers and/or Reimbursements	(0.33%)	(0.33%)	(0.33%)
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements**	2.02%	2.02%	1.77%

*	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.
**	The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment- related costs and fees, taxes, extraordinary expenses and acquired fund fees and expenses) to limit the total annualized expenses of Class A shares, Retail Class shares and Institutional Class shares of the Fund to the amounts of 1.95%, 1.95% and 1.70% per annum, respectively, of net assets attributable to such shares of the Fund through November 1, 2016. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which the Fund is a series. Subject to some limitations, the Advisor shall be permitted to recover previously waived expenses in later periods to the extent that the Fund’s expenses fall below the annual rates in effect at the time such expenses were originally waived. The expense recoupment period is not to exceed three years.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Year	10 Year
Class A	$670	$1,144	$1,642	$3,009
Retail Class	$205	$ 702	$1,226	$2,661
Institutional Class	$180	$ 626	$1,099	$2,405

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 69.37%.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the MSCI World Index (the “Index”). The Fund mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts.

Under normal market conditions, the Fund will invest at least 40% of its net assets (plus any borrowing for investment purposes) in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“foreign companies”), unless the portfolio manager deems market conditions and/or company valuations to be less favorable to foreign companies, in which case, the Fund will invest at least 30% of its total assets in foreign companies. The Fund may invest in a broad range of securities in both developed and emerging markets across different industry sectors. The Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies that the manager believes possess entrepreneurial characteristics (as detailed below in “Portfolio Manager Investment Philosophy”). The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and more economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non- entrepreneurial peer companies in the same industry. These characteristics include: (i) more organic growth, (ii) more strategic alliances/partnerships/licensing deals, (iii) lower debt levels, (iv) lower or no dividends, and (v) higher sales turnover (sales divided by total assets). The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long-term capital appreciation. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate as it has in the past, changing fundamentals, or other securities with entrepreneurial characteristics have better price performance potential.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

•	Manager Risk:

How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

•	Market Risk:

The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/ or prolonged. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events,

2

such as natural disasters, terrorist attacks, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

•	Common Stock Risk:

Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

•	Small and Medium Sized Companies Risk:

The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

•	Technology Company Investing Risk:

Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

•	Quantitative Investment Approach Risk:

The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

•	Preferred Stock Risk:

Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

•	Rights and Warrants Risk:

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

•	Convertible Securities Risk:

Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

•	Options on Securities Risk:

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

3

•	American Depository Receipts Risk:

One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

•	Foreign Securities Risk:

The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks that are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•	Emerging Markets Risk:

Investments in emerging market countries may have more risk because these markets are less developed, less liquid and subject to increased economic, political, regulatory or other uncertainties.

•	Investments in Other Investment Companies Risk:

Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

4

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows performance return for the full calendar years 2011, 2012, 2013, and 2014. If interim performance information is required by shareholders, it will be provided upon request by calling 877-271-8811. No performance is shown for the Class A and Retail Class because they are no longer in operation, but they may be reopened in the future. The table shows how the Fund’s average annual returns over time compare with those of a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

The Fund’s return for most recent 9-month period ended September 30, 2015 was -2.42%.

During the 1-year periods shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter Worst Quarter	31 Mar 2012 30 Sept 2011	15.05% -20.82%

AVERAGE ANNUAL TOTAL RETURNS
(For period ending December 31, 2014)	1 Year	Since Inception (Nov. 11, 2010)
Institutional Class
Return before taxes	-2.24%	8.05%
Return after taxes on distribution	-4.73%	7.02%
Return after taxes on distributions and sale of fund shares	0.82%	6.32%
Index
MSCI The World Index*	5.50%	10.82%
* reflects no deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Advisor

Weston Capital Advisors, LLC is the Fund’s investment advisor (the “Advisor”).

Investment Sub-Advisor

EntrepreneurShares, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since November 11, 2010 and is Managing Director of the Advisor and President of the Sub-Advisor.

5

Purchase and Sale of Fund Shares

You may redeem or purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 1-877-271-8811. You may buy and redeem shares of the Fund each day the New York Stock Exchange (the NYSE) is open. The minimum initial investment in the Fund’s Institutional Class, Class A, and Retail Class shares is $2,500; and $1,000 for Individual Retirement Accounts (IRAs). There is a $100 minimum subsequent investment requirement for Class A and Retail Class shares. There is no minimum subsequent investment requirement for Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan.

You may redeem or purchase Fund shares by sending the letter of instruction to EntrepreneurShares Global FundTM, P.O. Box 701, Milwaukee, WI 53201-0701, or by telephone at 1-877-271-8811. Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

EntrepreneurShares U.S. All Cap FundTM

Investment Objective

Entrepreneur U.S. All Cap FundTM (the “Fund” in this Summary and other U.S. All Cap Fund specific sections and “U.S. All Cap Fund” elsewhere in the Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail	Institutional
	Class	Class

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2%	2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses*	0.07%	0.07%
Total Annual Fund Operating Expenses	1.21%	0.96%
Fee Waivers and/or Reimbursements	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements**	1.17%	0.92%

*	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.
**	The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment- related costs and fees, taxes, extraordinary expenses and acquired fund fees and expenses) to limit the total annualized expenses of Retail Class shares and Institutional Class shares of the Fund to the amounts of 1.10% and 0.85% per annum, respectively, of net assets attributable to such shares of the Fund through November 1, 2016. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which the Fund is a series. Subject to some limitations, the Advisor shall be permitted to recover previously waived expenses in later periods to the extent that the Fund’s expenses fall below the annual rates in effect at the time such expenses were originally waived. The expense recoupment period is not to exceed three years.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$119	$380	$661	$1,462
Institutional Class	$94	$302	$527	$1,174

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was

107.46% of the average value of its portfolio.

7

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the Russell 2000 Index (the “Index”). The Fund will invest at least 80% of its assets in equity securities of U.S. companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts.

Under normal market conditions, the Fund will invest approximately 20% - 30% of its assets in equity securities of large capitalization companies and approximately 70% - 80% of its assets in equity securities of small or mid capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. If the Fund’s investment advisor deems market conditions and/or company valuations to be less favorable to either small, mid or large capitalization companies, the Fund may invest at its discretion, outside of the above stated general parameters. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial characteristics. The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long- term capital appreciation. By way of example, in conducting the fundamental analysis, the Fund looks for companies with a good business, shareholder-oriented management and organic growth. The portfolio manager generally will sell a portfolio security when he believes the security has achieved its value potential, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better performance potential.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

•	Manager Risk:

How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

•	Market Risk:

The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/ or prolonged. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the Net Asset Values (NAVs) of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

•	Common Stock Risk:

Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions

•	Small and Medium Sized Companies Risk:

The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

8

•	Technology Company Investing Risk:

Investment in technology companies, including companies engaged in internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

•	Quantitative Investment Approach Risk:

The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies, using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

•	Preferred Stick Risk:

Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

•	Rights and Warrants Risk:

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

•	Convertible Securities Risk:

Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

•	Options on Securities Risk:

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

•	Investments in Other Investment Companies Risk:

Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

9

Performance

No performance is shown for the Retail Class because it is not in operation, but it may be opened in the future. The table shows how the Fund’s average annual returns over time compare with those of a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

The Fund’s return for most recent 9-month period ended September 30, 2015 was -7.74%.

During the 1-year periods shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter Worst Quarter	31 Dec 2014 30 Sept 2014	4.88% -3.09%

AVERAGE ANNUAL TOTAL RETURNS
(For period ending December 31, 2014)	1 Year	Since Inception (Dec. 17, 2013)
Institutional Class
Return before taxes	3.87%	8.27%
Return after taxes on distribution	3.86%	8.25%
Return after taxes on distribution and sale of fund shares	2.20%	6.31%
Index
Russell 2000 Total Return Index*	4.89%	8.82%
* reflects no deduction for fees, expenses or taxes

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Advisor

Capital Impact Advisors, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since December 17, 2013 and is Chief Executive Officer of the Advisor.

10

Purchase and Sale of Fund Shares

You may purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 1-877-271-8811. You may buy and redeem shares of the Fund each day the New York Stock Exchange (the NYSE) is open. The minimum initial investment in the Fund’s Institutional and Retail Class is $2,500; and $1,000 for Individual Retirement Accounts. There is no minimum subsequent investment requirement for Retail Class shares or Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan.

You may redeem or purchase Fund shares by sending the letter of instruction to Entrepreneur U.S. All Cap FundTM, P.O. Box 701, Milwaukee, WI 53201-0701, or by telephone at 1-877-271-8811. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Entrepreneur U.S. Large Cap FundTM

Investment Objective

Entrepreneur U.S. Large Cap FundTM (the “Fund” in this Summary and other U.S. Large Cap Fund specific sections and “U.S. Large Cap Fund” elsewhere in the Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail	Institutional
	Class	Class

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2%	2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses*	0.11%	0.11%
Total Annual Fund Operating Expenses	1.19%	0.94%
Fee Waivers and/or Reimbursements	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements**	1.11%	0.86%

*	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.
**	The Advisor has agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment-related costs and fees) to limit the total annualized expenses of the Retail share class and Institutional share class of the Fund to 1.00% and 0.75% per annum, respectively, of net assets attributable to such shares through November 1, 2016. This waiver can be terminated only by a majority vote of the independent trustees of the Trust. Subject to some limitations, the Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$113	$370	$647	$1,436
Institutional Class	$88	$292	$512	$1,147

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.78% of the average value of its portfolio.

12

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the S&P 500 Index (the “Index”). The Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. The Fund uses the $5 billion “Large Capitalization” definition consistent with common usage in the financial press, other registered mutual funds, and certain Morningstar research. In addition, as of September 8 2015, the smallest company in the CRSP (Center for Research in Security Prices) U.S. Large Cap Index had a market capitalization of $5.8 billion. Equity securities include common stocks, preferred stocks, convertible preferred stocks, rights, warrants, options and American Depository Receipts.

Under normal market conditions, the Fund will invest approximately 85% - 100% of its assets in equity securities of large capitalization companies the business of which is tied economically to the United States, through being domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The Fund may invest in a broad range of securities with discretion to invest across industry sectors.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial characteristics. The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. These characteristics include: (i) more organic growth; (ii) more strategic alliances/partnerships/licensing deals; (iii) lower debt levels; (iv) lower or no dividends; and (v) higher sales turnover (sales divided by total assets). The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long- term capital appreciation. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate it has in the past, changing fundamentals, or other securities with entrepreneurial characteristics have better price performance potential.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

•	Manager Risk

How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

•	Market Risk:

The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/ or prolonged. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

•	Common Stock Risk:

Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Common stock is also subordinate to other securities in a company’s capital structure.

13

•	Technology Company Investing Risk:

Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of unseasoned companies.

•	Quantitative Investment Approach Risk:

The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies, using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

•	Preferred Stock Risk:

Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

•	Rights and Warrants Risk:

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

•	Convertible Securities Risk:

Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

•	Options on Securities Risk:

One risk of any put or call option that is held is that the put or call option is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

•	Investments in Other Investment Companies Risk:

Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

Performance

Performance information for the Fund will be provided once it has annual returns for a full calendar year. If interim performance information is required by shareholders it will be provided upon request. Shareholders can call 1-877-271-8811 for this information. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

The Fund’s return for most recent 9-month period ended September 30, 2015 was -3.17%.

14

Management

Investment Advisor

Capital Impact Advisors, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since June 30, 2014 and is Managing Director of the Advisor.

Purchase and Sale of Fund Shares

You may redeem or purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 1-877-271-8811. You may buy and redeem shares of the Fund each day the New York Stock Exchange (the NYSE) is open. The minimum initial investment in the Fund’s Retail and Institutional Class is $2,500; and $1,000 for Individual Retirement Accounts. There is no minimum subsequent investment requirement for Retail Class shares or Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan.

You may redeem or purchase Fund shares by sending the letter of instruction to Entrepreneur U.S. Large Cap FundTM, P.O. Box 701, Milwaukee, WI 53201-0701, or by telephone at 1-877-271-8811. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the Funds seek investment results that exceed the performance, before fees and expenses, of the applicable Index, through investing in companies with entrepreneurial attributes.

The Global Fund mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristic, as determined by the Fund’s portfolio manager.

The U.S. All Cap Fund mainly invests in equity securities of U.S. companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

The U.S. Large Cap Fund will principally invest in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts (ADR’s).

The Funds invest primarily in common stocks, which represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock.

The Funds may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.

The Funds may also purchase, as a non-principal investment strategy, rights, warrants and options from time to time. An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.

The Funds may also purchase ADRs. The U.S. All Cap Fund and U.S. Large Cap Fund will generally only purchase ADR’s if they are relevantly tied economically to the United States. The stocks of most foreign companies that trade in the U.S. markets are traded as American Depository Receipts (ADRs) issued by U.S. depository banks. Each ADR represents one or more shares of a foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted for the ratio of ADRs to foreign company shares.

The Funds’ investment objective may be changed without shareholder approval on 60 days written notice to shareholders. The U.S. All Cap Fund will also provide 60 days notice to change the 80% investment requirement.

Portfolio Manager Investment Philosophy

It is the view of the applicable portfolio manager for each Fund that organizations that emphasize entrepreneurial culture, organic growth, and shareholder-aligned compensation have the potential to outperform well-established corporations over time. Entrepreneurs tend to keep their organization costs lean, debt levels manageable, and expansion projects within reach. Though they may have much less access to cheap debt or equity, they tend to more than compensate with methods for making their resources go further. Consequently, entrepreneurs generally are less affected than non- entrepreneurs by macro credit decisions that reduce borrowing capacity in the marketplace, and generally have the balance sheets to withstand difficult capital-market conditions and the management expertise, confidence, and savvy to navigate unexpected disruptions. In addition, Entrepreneurial Companies often tend to grow organically and create a relatively high rate of job growth compared to non-entrepreneurial companies; thus, they have a meaningful societal “impact.”

16

Entrepreneurs with vast financial resources are not always successful. In order to grow, entrepreneurial teams need opportunities to match their resources with appropriate projects. Entrepreneurs tend to seek out and deliver projects with high return on invested capital and engage in successful deal brokering. They tend to leverage business relationships to full economic advantage and position their company at the center of industry growth. Their wealth is created, in part, from a unique vision on how to extract value within competitive market environments. Eventually the outstanding results of entrepreneurial businesses attract the attention of analysts and the media, and publicly traded stocks of successful Entrepreneurial Companies are bid higher.

The applicable portfolio manager searches for attributes that are markers of entrepreneurial behavior that can be monitored. For example, an organization with an “entrepreneurial culture” is presumed to have a more efficient workforce that would outperform non-entrepreneurial companies. If this were the case, then the portfolio manager expects Entrepreneurial Companies to have lower “SGA” (selling, general, and administrative) expenses, higher gross margins, and higher “ROA” (return on assets). Company SGA, ROA, net profit, and other margin-related factors are monitored and compared to industry benchmarks.

The applicable portfolio manager also evaluates “entrepreneurial vision.” The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. These characteristics include: (i) more organic growth; (ii) more strategic alliances/partnerships/licensing deals; (iii) lower debt levels; (iv) lower or no dividends; and (v) higher sales turnover (sales divided by total assets).

There may be a number of factors that distinguish Entrepreneurial Companies from non-entrepreneurial companies. Based on numerous attributes that in the portfolio manager’s view distinguish entrepreneurs, these attributes include:

1.	Organic growth opportunities
2.	Above-average ownership stakes among key stakeholders
3.	Low SG&A expense
4.	Above-average ROIC (return on invested capital)
5.	Sustainable growth
6.	Manageable debt
7.	Active strategic alliances/partnership/licensing deals
8.	Shareholder-aligned executive compensation packages
9.	Low executive turnover
10.	Transparent corporate governance
11.	Long duration of key managers
12.	Low or no dividends
13.	Family involvement
14.	High EBITDA (earnings before interest, taxes, depreciation, and amortization) margin percentage
15.	Other significant stakeholder relationships (such as key board members, etc)

The Funds’ Principal Investment Strategies

EntrepreneurShares Global Fund

Under normal market conditions, the Global Fund will invest at least 40% of its assets in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“foreign companies”), unless the portfolio manager deems market conditions and/or company valuations to be less favorable to foreign companies, in which case, the Fund will invest at least 30% of its total assets in foreign companies. The Fund does not invest in unsponsored or over-the-counter ADRs. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

17

Entrepreneur U.S. All Cap Fund

Under normal market conditions, the U.S. All Cap Fund will invest approximately 20% - 30% of its assets in equity securities of large capitalization companies and approximately at least 70% - 80% of its assets in equity securities of small or mid capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The Fund does not invest in unsponsored or over-the- counter ADRs. If the portfolio manager deems market conditions and/or company valuations to be less favorable to either small, mid or large capitalization companies, the Fund may invest at its discretion outside of the above stated general parameters. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

Entrepreneur U.S. Large Cap Fund

The U.S. Large Cap Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of companies with market capitalizations that are above $5 billion at the time of initial purchase that are domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The Fund will comply with the 80% investment requirement under normal circumstances except when taking a temporary defensive position to avoid losses in response to adverse market, economic, political or other conditions or in other limited appropriate circumstances such as when there are unusually large cash inflows or redemptions. Under normal market conditions, the Fund will invest approximately 85%-100% of its assets in equity securities of large capitalization companies the business of which is tied economically to the United States. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies

The Funds’ investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the relevant portfolio manager believes possess entrepreneurial management characteristics. The Funds utilize quantitative models to narrow the broad universe of domestic and foreign companies in which they may invest. The Funds then use fundamental analysis to identify from this list the Entrepreneurial Companies that each of them believes have the potential for long-term capital appreciation. By way of example, in conducting the fundamental analysis, a Fund looks for companies with a good business, shareholder- oriented management and organic growth. The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better performance potential.

The Funds are intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

The Fund’s Non-Principal Investment Strategies

Ordinarily, the applicable portfolio manager intends to keep the portfolio of a Fund fully invested in entrepreneurial stocks; however, a Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances a Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When a Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. Under normal circumstances, a Fund will not invest more than 20% of its assets in cash and money market instruments. In the case of the U.S. All Cap Fund, in certain limited market conditions the Russell 3000 may be a relevant benchmark, for example, where a defensive posture is taken.

18

Although the Funds do not expect to invest a significant amount of its assets in exchange-traded funds (ETFs), a Fund may purchase shares of ETFs. ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. Typically, a Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (“NAV”). ETFs also have management fees that are part of their costs, and a Fund will indirectly bear its proportionate share of these costs. Generally, a Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which such Fund typically invests. If greater liquidity is desired, then a Fund may purchase shares of ETFs designed to track the price performance and dividend yield of a broad market index.

The Funds may purchase stock index futures contracts to efficiently manage cash flows into and out of the relevant Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks - in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While a Fund generally will utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Although the Funds seek to invest for the long term, they retain the right to sell securities irrespective of how long they have been held. While the Funds generally expect that the annual portfolio turnover rate of the Funds will not exceed 100% there can be no assurance that this will be the case in any particular year or twelve month period.. A portfolio turnover rate of 100% would occur, for example, if all of a Fund’s securities were replaced within one year. A portfolio turnover rate of 100% or more would result in such Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs. Payment of these transaction costs could reduce such Fund’s total return. High portfolio turnover could also result in the payment by such Fund’s shareholders of increased taxes on realized gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ statement of additional information (the “SAI”), which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE FUNDS

Weston Capital Advisors, LLC (Weston) is the Global Fund’s investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC (EntrepreneurShares) is the Global Fund’s investment Sub-Advisor and was formed on April 1, 2010. The investment advisor has delegated the day-to-day management of the Global Fund’s portfolio to the Sub-Advisor.

Capital Impact Advisors, LLC (Capital Impact Advisors) is the investment advisor to both the U.S. All Cap Fund and the U.S. Large Cap Fund and was formed on April 16, 2013.

Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of Capital Impact Advisors and Weston and President of EntrepreneurShares. These entities provide all the investment advisory services to the Funds.

For its advisory services, the Global Fund pays its advisor, Weston, a monthly fee at the annual rate of 1.25% of its average daily net assets. The advisor, in turn, pays a fee to the sub-advisor, EntrepreneurShares, from its own assets. The sub-advisory fee is not an additional expense of the Fund. For its advisory services, the U.S. All Cap Fund pays its advisor, Capital Impact Advisors, a monthly fee at the annual rate of 0.75% of its average daily net assets. For its advisory services, the U.S. Large Cap Fund pays its advisor, Capital Impact Advisors, a monthly fee at the annual rate of 0.65% of its average daily net assets.

For the fiscal year ended June 30, 2015, the relevant advisor was paid an investment advisory fee equal to .92% for the Global Fund, .71% for the U.S. All Cap Fund and .57% for the U.S. Large Cap Fund, in each case, of the average daily net assets of the applicable Fund.

The Funds are series of EntrepreneurShares Series Trust (the “Trust”). A discussion regarding the basis for approval by the Board of Trustees of the Trust (the “Board”) of each Fund’s advisory agreements and, in the case of the Global Fund, sub-advisory agreements, is available in each Fund’s annual report for the period ended June 30th, 2015.

19

Dr. Shulman has been the Funds’ portfolio manager since its inception. As such, he is primarily responsible for the day- to-day management of each Fund’s portfolio. Dr. Shulman has been employed by EntrepreneurShares as a portfolio manager since November 2010 and by Capital Impact Advisors since April 2013. In addition, Dr. Shulman has managed private funds and individual accounts for over eight years. Since 1992, he has been a Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 15 years), where he previously held the Robert F. Weissman Term Chair of Entrepreneurship. He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder. Dr. Shulman also holds an MPA from the Harvard Kennedy School (“HKS”) at Harvard University.

The SAI, which is incorporated by reference into this Prospectus, provides additional information about Dr. Shulman’s compensation, other accounts managed and ownership of securities in the Funds.

Fee Waiver

The advisors to the Funds have contractually agreed to waive fees and/or reimburse expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses, and fees and expenses of underlying funds) to limit the total annualized expenses of shares of the Funds to a per annum percentage of net assets attributable to such shares of the relevant Fund through November 1, 2016. This percentage limit is, for the Global Fund, 1.95%, 1.70% and 1.95%, relating to the Retail Class, Institutional Class and Class A respectively; for the U.S. All Cap Fund, 1.10% and .85% relating to the Retail Class and Institutional Class respectively; and for the U.S. Large Cap Fund, 1.00% and .75% relating to the Retail Class and Institutional Class respectively. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which each Fund is a series. The relevant advisor can recoup expenses previously waived for a period of three years, as long as such recoupment doesn’t cause the relevant Fund to go over its expense cap.

THE FUNDS’ SHARE PRICE

Purchases of the Retail and Institutional Class shares of each Fund are priced at the NAVs of those share classes. In the case of the Global Fund only, the public offering price for Class A shares is the NAV for Class A shares plus the applicable sales charge, which depends on the amount of the investment.

The NAV for each class of each Fund’s shares normally is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. The NAV for each share class is calculated based on the market prices of the securities held by a Fund (other than money market instruments, which are generally valued at amortized cost, as explained below). If market quotations for the securities and other assets held by a Fund are not readily available, such Fund values such securities and assets at their fair value pursuant to procedures established by and under the supervision of the Board.

Short-term investments held with a remaining maturity of 60 days or less generally are valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value. However, the Board may from time to time utilize a valution method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.

Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

As the Global Fund intends to, and the U.S. All Cap Fund and the U.S. Large Cap Fund may, hold certain portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the relevant Fund does not price its shares, such Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Funds will process orders that each of them receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV for the relevant class of shares determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading on the NYSE at the NAV for the relevant class of shares calculated on the next day the NYSE is open.

20

PURCHASING SHARES

How to Purchase Shares of the Funds

1.	Read this Prospectus carefully.

2.	Determine in which Fund and how much you want to invest keeping in mind the following minimums:

EntrepreneurShares Global Fund

A. Initial Investments

•	Retail Class accounts	$2500
•	Institutional Class accounts	$2500
•	IRAs or ESAs	$1000
•	Class A accounts	$2500

B. Additional Investments

•	Retail Class accounts	No minimum
•	Institutional Class accounts	No minimum
•	Automatic Investment Plan	$50
•	Dividend Reinvestment	No minimum
•	Class A accounts	$100

EntrepreneurShares U.S. All Cap Fund

A. Initial Investments

•	Retail Class accounts	$2500
•	Institutional Class accounts	$2500
•	IRAs or ESAs	$1000

B. Additional Investments

•	Retail Class accounts	No minimum
•	Institutional Class accounts	No minimum
•	Automatic Investment Plan	$50
•	Dividend Reinvestment	No minimum

EntrepreneurShares U.S. Large Cap Fund

A. Initial Investments

•	Retail Class accounts	$2500
•	Institutional Class accounts	$2500
•	IRAs or ESAs	$1000

B. Additional Investments

•	Retail Class accounts	No minimum
•	Institutional Class accounts	No minimum
•	Automatic Investment Plan	$50
•	Dividend Reinvestment	No minimum

3.	Complete the purchase application accompanying this Prospectus (the “Purchase Application”), carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (each Fund has additional Purchase Applications and reorder forms if you need them).

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your Purchase Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Purchase Application, you should supply your full name, date of birth, Social Security number, and permanent street address. The relevant Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If the transfer agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to place a transaction on the account. The relevant

21

Fund also reserves the right to close the account within five business days if satisfactory documentation is not received. If you have any questions, please call 1-877-271-8811.

All purchase orders received in good order by a Fund (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on that day for the class of shares being purchased, and all purchase orders received in good order by such Fund (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on the next business day for that class of shares.

4.	Make your check payable to “EntrepreneurShares Global Fund,” “Entrepreneur U.S. All Cap Fund”, and/or “Entrepreneur U.S. Large Cap Fund,” as the case may be. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept cash or money orders. Due to the risks associated, the Funds also will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Post- dated checks or any conditional order or payment cannot be accepted for the purchase of Fund shares.

U.S. Bancorp Fund Services, LLC (USBFS), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result. A Fund may redeem shares you own as reimbursement for any such losses. Each Fund reserves the right to reject, without prior notification, any purchase order for shares of that Fund. Following any such rejection, the Fund will notify the investor of the rejected purchase order.

5.	Send the application and check to:

BY FIRST CLASS MAIL

EntrepreneurShares Global FundTM, Entrepreneur U.S. All Cap FundTM, and/or Entrepreneur U.S. Large Cap FundTM, as the case may be.

c/o U.S. Bancorp Fund Services, LLC P.O. Box 701

Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

EntrepreneurShares Global FundTM, Entrepreneur U.S. All Cap FundTM, and/or Entrepreneur U.S. Large Cap FundTM, as the case may be.

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or registered mail to the post office box address.

6.	To purchase shares by wire, USBFS must have received a completed application and issued an account number.

If you wish to open an account by wire, please call 1-877-271-8811 prior to wiring funds. You should wire funds to:

U.S. Bank, N.A.

777 E. Wisconsin Ave. ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC Account # 112-952-137

For further credit to:

[Investor Account # ] [Name or Account Registration]

[Social Security or Taxpayer Identification Number] [Fund Name]

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

7.	You may purchase shares of a Fund by using proceeds from the simultaneous redemption of shares of another EntrepreneurShares Fund. See “Exchanging Shares” below.

22

Exchanging Shares

Shareholders of record may exchange shares of a Fund for shares of any other Fund in the EntrepreneurShares fund family on any business day by contacting the Fund in which the investor is a shareholder of record directly. This exchange privilege may be changed or canceled by a Fund at any time. Exchanges are allowed between identically registered accounts. You must meet the minimum initial investment when opening a new account via exchange. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. If you do not wish to have this privilege on your account, you can decline this option on your account application. If you need to rescind this option, you can contact the applicable Fund at anytime to have this privilege removed from your account.

Choosing a Share Class – EntrepreneurShares Global Fund

The Fund offers one Institutional Class for all funds, though it may offer a Retail Class and Class A in the future. The three classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

•	Class A shares bear an initial sales load of 4.75% (which may decline, based on the amount invested, as explained further below, under “Shares Sales Charges are Calculated”). In addition, Class A shares are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. Class A shares are available for purchase by investors who purchase shares of the Fund through registered broker- dealers.

•	Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

•	Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund, the Advisor or the Sub-Advisor.

How Class A Shares Sales Charges are Calculated

Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases.

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1,000,000	1.00%	1.01%
At least $1,000,000	None*	None*
*	Although investors pay no initial sales charge when they invest $1,000,000 or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Initial Sales Charge Reductions

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A shares. Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period.

23

If, at the end of that period the total amount of purchases made is less than the amount stated in the LOI, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained by redemption of some or all of the escrowed shares. Any remaining escrowed shares will be released to you.

Right of Accumulation. You may combine your new purchase of Class A shares with other Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current POP of all other shares you own.

Class A Initial Sales Charge Waivers

Class A initial sales charges may be waived for certain types of investors, including:

•	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker- dealers and other financial institutions that have entered into agreements with the Fund, the Fund’s distributor (the Distributor), or its affiliates.

•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the Distributor, or its affiliates.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase.

Investments of $1,000,000 or More in Class A Shares

Although an initial sales charge is not imposed on a purchase of $1,000,000 or more in the Fund’s Class A shares, the investor may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption, if the shares are redeemed within one year of purchase.

The Distributor may pay up to 1.00% to a broker-dealer, financial institution or other service provider (a Servicing Agent) for Class A share purchase amounts of $1,000,000 or more. The Servicing Agent may receive both a payment of up to 1.00% from the Distributor, as well as the annual distribution and service (Rule 12b-1) fee, starting immediately after purchase. Please contact your Servicing Agent for more information.

Waivers of Class A CDSCs

The CDSC that may be charged on investments in Class A shares in excess of $1,000,000 that are sold within one year of purchase will be waived in the following cases:

•	Sales of Class A shares held at the time the investor dies or becomes disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986 (the Code), which relates to the ability to engage in gainful employment), if the shares are: (1) registered either in the investor’s name (not a trust) or in the names of the investor and his or her spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self- employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of the investor’s death or initial determination of disability.

•	Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 591⁄2); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 591⁄2; or (3) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

24

•	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under “How to Redeem Using a Systematic Withdrawal Plan.”

All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Servicing Agent. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Servicing Agent. Please retain all account statements. The records required for a CDSC waiver may not be maintained by the Fund, its transfer agent, or your Servicing Agent.

Reinstatement Privilege

If you sell Class A shares of a Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Distributor or your Servicing Agent is notified before you reinvest. If you paid a CDSC when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the CDSC you paid will be deducted from the amount of initial sales charge due on the purchase of Class A shares of the Fund, if you notify your Servicing Agent. All accounts involved must have the same registration.

More About CDSCs

You do not pay a CDSC on the following:

•	Class A shares representing reinvested distributions and dividends

•	Class A shares held longer than one year from the date of purchase

The Distributor receives CDSCs as partial compensation for its expenses in selling shares, including the payment of compensation to your Servicing Agent.

Choosing a Share Class – Entrepreneur U.S. All Cap Fund and Entrepreneur U.S. Large Cap Fund

These two Funds offer one Institutional Class only, although they may offer a Retail Class in the future. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

•	Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

•	Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the applicable Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or its advisor.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the relevant Fund or its advisors.

The Funds may enter into agreements with servicing agents (“Servicing Agents”) that may include a Fund or Funds as an investment alternative in the programs they offer or administer. Depending on the Servicing Agent’s arrangements, you may qualify to purchase Institutional Class shares, which are subject to lower ongoing expenses. Servicing Agents may:

•	Become shareholders of record of a Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of such Fund.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from a Fund. Please contact your Servicing Agent for information regarding cut-off times for trading a Fund.

•	Charge fees for to their customers for the services they provide them. Also, a Fund and/or its advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

25

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•	Be authorized to accept purchase orders on behalf of a Fund (and designate other Servicing Agents to accept purchase orders on a Fund’s behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on such Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with a Fund. When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund. If the Servicing Agent does not, or if it does not pay the purchase price to such Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

A Fund and/or its advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute such Fund. The amount of these payments is determined by such Fund and/or its advisor and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of such Fund available to their customers, and may allow the Fund greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements are in place when evaluating any recommendation to purchase shares of a Fund.

Other Information about Purchasing Shares of a Fund

A Fund may reject any Purchase Application for any reason. A Fund will not accept any initial purchase orders by telephone unless they are from a Servicing Agent, which has an agreement with that Fund.

The Funds will not issue certificates evidencing shares. Instead, the Funds will send investors written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. Fund shares are purchased at the NAV for the relevant class (plus any applicable sales charge) determined as of the close of regular trading on the day that USBFS receives the purchase order. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

Shareholders of record may exchange shares of a Fund for shares of any other fund in the EntrepreneurShares fund family on any business day by contacting such Fund directly. Exchanges are allowed between identically registered accounts. You must meet the minimum initial investment when opening a new account via exchange. In addition, subsequent exchanges between Funds must meet the minimum investment requirement for additional investments of the new Fund. For exchange purposes, you may only exchange shares of Funds within the same share class. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss. This is not a tax-free exchange. An exchange request received by a

26

Fund prior to market close will be made at that day’s closing NAV. If you do not wish to have this privilege on your account, you can decline this option on your account application. If you need to rescind this option, you can contact that Fund at anytime to have this privilege removed from your account. Because frequent trading can hurt a Fund’s performance and shareholders, each Fund reserves the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from making an exchange at any time, without notice.

The Funds offer the following tax-advantaged savings plans: Traditional IRA

IRA

SEP IRA Simple IRA Roth IRA

Coverdell Education Savings Account (ESA)

The Funds recommend that investors consult with a competent financial and tax advisor regarding an IRA or ESA before investing. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, the IRAs and the ESA by calling 1-877-271-8811.

If you would like to purchase shares for a retirement or education savings account, please call 1 877-271-8811 for additional information.

Householding

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 1-877-271-8811. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

Inactivity

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares of a Fund may be transferred to that state. Please call 1 877-271-8811 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

•	Account number(s)

•	The amount of money of number of shares being redeemed

•	The name(s) on the account

•	Daytime phone number

•	Additional information that the applicable Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who gold shares in a fiduciary or representative capacity. Please contact USBFS in advance at 1-877-271-8811 if you have any questions

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners. A signature guarantee, from either a Medallion program member or a non-Medallion program member, will be required for the following situations

•	When redemption proceeds are payable or sent to any person, address, or bank account not on record

•	The redemption request is received within 30 calendar days after an address change

•	If the ownership is being changed on your account

•	For redemptions in excess of $50,000

27

In addition to the situations described above, the applicable Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees generally will be accepted from domestic banks, broker-dealers, credit unions, national securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL

EntrepreneurShares Global FundTM, Entrepreneur U.S. All Cap FundTM, and/or Entrepreneur U.S. Large Cap FundTM, as the case may be.

c/o U.S. Bancorp Fund Services,
LLC P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

EntrepreneurShares Global FundTM, Entrepreneur U.S. All Cap FundTM, and/or Entrepreneur U.S. Large Cap FundTM, as the case may be.

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or registered mail to the post office box address.

How to Redeem (Sell) Shares by Telephone

Instruct USBFS that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the applicable Fund will accept telephone instructions from any one owner or authorized person.

To redeem by telephone, please call USBFS at 1-877-271-8811. Please do not call a Fund or its advisor.

How to Redeem using a Systematic Withdrawal Plan

Instruct USBFS that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the ACH network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the applicable Fund and you may terminate the Plan by contacting USBFS in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

28

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•	USBFS receives your written request in the proper form with all required information

•	USBFS receives your authorized telephone request with all required information

•	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the applicable Fund receives your request in accordance with its procedures

Payment of Redemption Proceeds

For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

•	For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer (“EFT”) or wire. An EFT generally takes two to three business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the applicable Fund may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

o	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

o	The applicable Fund reserves the right to redeem shares in kind upon making the appropriate public filings, upon written request of the shareholder and in certain other limited circumstances.

•	Each Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within five business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

Other Redemption Considerations

When redeeming shares of a Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

•	The applicable Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

•	If you purchased shares by check, the applicable Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•	USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•	USBFS will not accept telephone redemption requests made within 30 calendar days after an address change.

•	Each Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The applicable Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time. Neither the applicable Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such

29

procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact USBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

•	USBFS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.

•	If your account balance falls below $2,500 (or $1,000 for IRAs and ESAs) for any reason, you will be given 60 days to make additional investments so that your account balance is $2,500 or more (or $1,000 for IRAs and ESAs), as applicable. If you do not, that Fund may close your account and mail the redemption proceeds to you. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares

•	Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Frequent Purchases and Redemptions of a Fund’s Shares

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board discourages frequent purchases and redemptions of shares of a Fund by:

1.	Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the relevant Fund believes might engage in frequent purchases and redemptions of Fund shares; and

2.	Imposing a 2% redemption fee on redemptions that occur within five business days of the share purchase

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in a Fund, including those who invest through omnibus accounts at intermediaries such as broker-dealers. Each Fund relies on intermediaries to determine when a redemption occurs within five business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the applicable Fund redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, there is no guarantee that such trading will not occur. A Fund may, in its sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

1.	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the applicable Fund.

2.	All Cash Option – Both dividend and capital gain distributions will be paid in cash

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the applicable Fund reserves the right to reinvest the distribution check in the shareholder’s account at such Fund’s then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to

USBFS or by calling 1-877-271-8811.

30

For Fund shareholders who are not investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, dividends received from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gain. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

DISTRIBUTION AND SERVICE PLANS (RETAIL CLASS SHARES)

The Trust has adopted distribution and service (Rule 12b-1) plans for all Fund’s Retail Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Each plan allows a Fund to use up to 0.25% of the average daily net assets attributable to the relevant class of shares, to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of that class of shares. Because these fees are paid out of each Fund’s assets, over time, these fees will increase the cost of your investment in Retail Class shares and may cost you more than paying other types of sales charges.

The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

RELATED PERFORMANCE INFORMATION FOR ENTREPRENEURSHARES GLOBAL FUNDTM

Historical Performance of a Comparable Global Entrepreneur Managed Account

EntrepreneurShares Global FundTM (the Fund) is modeled after a Global Entrepreneur Managed Account managed by Dr. Joel M. Shulman, the Fund’s portfolio manager. The Fund has substantially the same investment objective, policies and restrictions as the Global Entrepreneur Managed Account. This section presents past performance information for the Global Entrepreneur Managed Account.

The performance of the Global Entrepreneur Managed Account, however, does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Global Entrepreneur Managed Account. It is inappropriate and would be inaccurate for an investor to consider the Global Entrepreneur Managed Account’s performance below, either separately or together, as being indicative of the future performance of the Fund. The Advisor has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows the performance of the Global Entrepreneur Managed Account over time. All figures assume dividend reinvestment. The Global Entrepreneur Managed Account’s performance shown is based on a gross of fee portfolio performance. The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Class A and Retail Class shares, are higher than the expenses of the Global Entrepreneur Managed Account. The performance shown in the bar chart and table for the Global Entrepreneur Managed Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares. The fee schedule for the Fund is included in its prospectus. Indices are unmanaged and it is not possible to invest directly in indices. As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this disclosure:

•	Performance figures are not the performance of the Fund. The Global Entrepreneur Managed Account’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the Global Entrepreneur Managed Account’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology. In particular, Global Entrepreneur Managed Account performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

•	There have been significant fluctuations in the market in the past few years. The performance for the period is shown through September 30, 2015. The markets have been quite volatile in the last few years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

31

•	The performance shown are averages. The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the Global Entrepreneur Managed Account’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

Global Entrepreneur Managed Account

Calendar Year Returns as of December 31, 2014

2006	2007	2008	2009	2010	2011	2012	2013	2014
38.80%	12.77%	-41.17%	48.91%	26.65%	-8.25%	16.66%	30.75%	-0.39%

Average Annual Total Returns For Periods Ended September 30, 2015

	One Year	Three Year	Five Year	Since Inception
Global Entrepreneur Managed Account[2]	1.28%	9.15%	10.11%	9.99%
MSCI World Index — Gross[1]	-4.57%	9.18%	8.89%	5.58%

1. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI is the owner of the trademarks, service marks, and copyrights of the MSCI World Index – Gross Index.

2 The Global Entrepreneur Managed Account commenced operations on July 11, 2005. Performance in this table is shown for periods beginning

August 1, 2005.

INDEX DESCRIPTIONS

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell

2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Investments is the owner of the trademarks, service marks, and copyrights of the Russell indices.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI is the owner of the trademarks, service marks, and copyrights of the MSCI World Index – Gross Index.

32

FINANCIAL HIGHLIGHTS ENTREPRENEURSHARES GLOBAL FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP (formerly McGladrey LLP through October 25, 2015)whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2015 annual report, which is available at no charge upon request. The information below for the year ended June 30, 2012 and period from November 11, 2011 to June 30, 2011 was audited by another independent registered public accounting firm.

									Period From
	Year Ended		Year Ended		Year Ended		Year Ended		November 11,
	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012		2010(1)to June 30, 2011
Per Share Data:
Net asset value, beginning of period	$13.19		$11.82		$10.15		$11.23		$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.08)		(0.03)		(0.02)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	0.48		2.10		1.77		(1.06)		1.29
Total from investment operations	0.40		2.07		1.75		(1.07)		1.25

Less distributions:
Dividends from net investment income	—		—		—		—		(0.02)
Distributions from net realized capital gains	(1.40)		(0.70)		(0.08)		(0.01)		—
Return of capital	—		—		—		(0.00	)(3)	—
Total distributions	(1.40)		(0.70)		(0.08)		(0.01)		(0.02)
Net asset value, end of period	$12.19		$13.19		$11.82		$10.15		$11.23
Total return(4)	3.49%		17.67%		17.33%		-9.55%		12.50	%(5)

Supplemental data and ratios:
Net assets, end of period (000’s)	$5,517		$24,402		$22,552		$15,606		$16,309
Ratio of expenses to average net assets	1.70	%(8)	1.70	%(8)	1.71	%(8)(9)	1.70	%(8)	1.70	%(6)(7)((8)
Ratio of net investment loss to average net assets	(0.63	)%(8)	(0.25	)%(8)	(0.21	)%(8)(10)	(0.13	)%(8)	(0.60	)%(6)(7)(8)
Portfolio turnover rate	69.37	%(11)	63.88%		13.53%		18.83%		32.87	%(5)

(1) The Fund commenced operations on November 11, 2010.

(2) Net investment loss per share has been calculated based on average shares outstanding during the period. (3) Amount is less than $0.01 per share.

(4) Total returns assumes reinvestment of dividends and would have been lower in the absence of the fees waived. (5) Not annualized.

(6) Annualized.

(7) Including interest expense increases the ratio by 0.07%.

(8) Net of fees waived of 0.33%, 0.54%, 0.63%, 1.21% and 1.03% for the years ended June 2015, 2014, 2013 and 2012 and the period ended June 30, 2011, respectively.

(9) Includes expenses related to the Retail Class that was merged into the Institutional Class on January 10, 2013. In the absence of these expenses, the ratio would have been 1.70%.

(10) Includes income and expenses attributed to the Retail Class that was merged into the Institutional Class on January 10, 2013. In the absence of these, the ratio would have been (0.20)%.

(11) Includes the value of portfolio securities delivered as a result of an in-kind redemption.

33

FINANCIAL HIGHLIGHTS ENTREPRENEUR U.S. ALL CAP FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP (formerly McGladrey LLP through October 25, 2015) whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2015 annual report, which is available at no charge upon request.

			Period From
	Year Ended		December 17,
	June 30,		2013(1) to June 30,
	2015		2014
Per Share Data:
Net asset value, beginning of period	$10.68		$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.00	)(3)	0.01
Net realized and unrealized gain on investments	0.77		0.68
Total from investment operations	0.77		0.69

Less distributions:
Dividends from net investment income	(0.00	)(3)	(0.01)
Total distributions	0.00		(0.01)
Net asset value, end of period	$11.45		$10.68
Total return(4)	7.26%		6.85	%(5)

Supplemental data and ratios:
Net assets, end of period (000’s)	$143,122		$133,422
Ratio of expenses to average net asset	0.85	%(7)	0.85	%(6)(7)
Ratio of net investment income (loss) to average net assets	(0.04	)%(7)	0.09	%(6)(7)
Portfolio turnover rate	107.46%		55.16	%(5)(8)

(1) The Fund commenced operations on December 17, 2013.

(2) Net investment income (loss) per share has been calculated based on average shares outstanding during the period. (3) Amount is less than $0.01 per share.

(4) Total returns assumes reinvestment of dividends and would have been lower in the absence of the fees waived. (5) Not annualized.

(6) Annualized.

(7) Net of fees waived of 0.04% and 0.12% for the year ended June 30, 2015 and the period ended June 30, 2014, respectively. (8) Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

34

FINANCIAL HIGHLIGHTS ENTREPRENEUR U.S. LARGE CAP FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP (formerly McGladrey LLP through October 25, 2015) whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2015 annual report, which is available at no charge upon request.

			Period From
	Year Ended		June 30,
	June 30,		2014(1) to June 30,
	2015		2014
Per Share Data:
Net asset value, beginning of period	$10.00		$10.00	(2)

Income (loss) from investment operations:
Net investment income(3)	0.04		—
Net realized and unrealized gain (loss) on investments	0.74		(0.00	)(4)
Total from investment operations	0.78		—

Less distributions:
Dividends from net investment income	(0.01)		—
Total distributions	(0.01)		—
Net asset value, end of period	$10.77		$10.00
Total return(5)	7.77%		0.00	%(6)

Supplemental data and ratios:
Net assets, end of period (000’s)	$82,980		$75,001
Ratio of expenses to average net assets	0.75	%(7)	0.00	%(6)(7)(8)
Ratio of net investment income to average net assets	0.36	%(7)	0.00	%(6)(7)(8)
Portfolio turnover rate	89.78%		0.00	%(6)(9)

(1) The Fund commenced operations on June 30, 2014.

(2) The initial purchase of shares of the U.S. Large Cap Fund were executed at this price.

(3) Net investment income per share has been calculated based on average shares outstanding during the period. (4) Amount is less than $0.01 per share.

(5) Total returns assumes reinvestment of dividends and would have been lower in the absence of the fees waived. (6) Not annualized.

(7) Net of fees waived of 0.08% and less than 0.01% for the year ended June 30, 2015 and the period ended June 30, 2014, respectively.

(8) Amount is based on a one-day fiscal year and is not indicative of future Fund expenses or income.

(9) Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

35

ENTREPRENEURSHARES PRIVACY POLICY

As part of the EntrepreneurShares fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

•	Account History, including information about the transactions and balances in a customer’s account; and

•	Correspondence, written, telephonic, or electronic between a customer and Weston Capital Advisors, EntrepreneurShares, and/or EntrepreneurShares Global Fund, or service providers to Weston Capital Advisors, EntrepreneurShares, and/or EntrepreneurShares Global Fund.

To conduct regular business we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

•	When necessary to complete transactions in a customer account, such as clearing firm.
•	When required to service and/or maintain your account.
•	In order to resolve a customer dispute or inquiry.
•	With persons acting in a fiduciary or representative capacity on behalf of the customer.
•	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.
•	In connection with any sale and / or merger of EntrepreneurShares’ business.

• To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.

•	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements

• In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares Wrap Fee Program.

•	Upon the customers specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons stated above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

36

EntrepreneurShares Global Fund Investment Advisor

Weston Capital Advisors, LLC

470 Atlantic Avenue, Suite #400

Boston, MA 02210

EntrepreneurShares Global Fund Investment Sub-Advisor

EntrepreneurShares, LLC

470 Atlantic Avenue, Suite #400

Boston, MA 02210

Entrepreneur U.S. All Cap Fund and Entrepreneur U.S. Large Cap Fund Investment Advisor

Capital Impact Advisors, LLC

470 Atlantic Avenue, Suite #400

Boston, MA 02210

Independent Registered Public Accounting Firm

RSM US LLP

80 City Square

Boston, MA 02129

Custodian

U.S. Bank, N.A.

1555 N. RiverCenter Drive, Suite #302

Milwaukee, WI 53212

Distributor

Rafferty Capital Markets, LLC

59 Hilton Avenue

Garden City, NY 11530

Administrator, Accountant, Transfer Agent

And Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

To learn more about the EntrepreneurShares Funds, you may want to read the SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the investments of the Funds by reading the Funds’ annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-877-271-8811. The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.ershares.com).

Prospective investors and shareholders who have questions about the Funds also may call the following number or write to the following address:

EntrepreneurSharesTM Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-877-271-8811

The general public can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund also are available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

Please refer to the Investment Company Act File No. 811-22436 of EntrepreneurShares Series Trust when seeking information about the Fund from the SEC.

SEC File No. 811-22436

Statement of Additional Information

EntrepreneurShares Series Trust

EntrepreneurShares Global Fund

Institutional Class: ENTIX

Class A: not currently offered

Retail Class: not currently offered

Entrepreneur U.S. All Cap Fund

Institutional Class: IMPAX

Retail Class: not currently offered

Entrepreneur U.S. Large Cap Fund

Institutional Class: IMPLX

Retail Class: not currently offered

November 1, 2015

470 Atlantic Avenue

Suite #400

Boston, MA 02210

Toll Free: 877-271-8811

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated November 1, 2015 of the EntrepreneurShares Series Trust (the “Trust”). A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above. Certain information which is included in the Funds’ periodic reports to shareholders and the Prospectus is incorporated by reference into this Statement. This Statement and the annual and semi-annual reports of the Funds are available to shareholders and prospective investors without charge upon request.

“EntrepreneurShares. Invest in Visionary Leadership,” EntrepreneurSharesTM and Funds TM are pending trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Funds’ investment advisors.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	4

INVESTMENT RESTRICTIONS	4

INVESTMENT OBJECTIVE	6

INVESTMENT STRATEGIES AND RISKS	6
Principal Strategies and Risks of the Fund	6
Non-Principal Strategies and Risks of the Fund	7

PORTFOLIO TURNOVER	16

DISCLOSURE OF PORTFOLIO HOLDINGS	16

MANAGEMENT	18
Management Information	18
Audit Committee	20
Compensation	21
Proxy Voting Policy	21
Code of Ethics	22
Dollar Range of Trustee Share Ownership	22

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	22

ADVISORY AND OTHER SERVICES	23
The Advisor and Sub-Advisor	23
The Administrator, Fund Accountant and Transfer Agent	26
Custodian	27
Distributor	27

PORTFOLIO MANAGER	27

PORTFOLIO TRANSACTIONS AND BROKERAGE	29
Generally	29
Brokerage Commissions	30

NET ASSET VALUE	30

ADDITIONAL INFORMATION REGARDING PURCHASES AND SALES OF FUND SHARES	32
Right of Accumulation for Class A Shares	34
Letter of Intent for Class A Shares	34
Telephone Redemption and Exchange Program for Class A Shares	34

TAXES	35

GENERAL INFORMATION	41
Shareholder Meetings and Election of Trustees	41
Shares of Beneficial Interest	41
Additional Series	41

DESCRIPTION OF COMMERCIAL PAPER RATINGS	41

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

FINANCIAL STATEMENTS	43

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated November 1, 2015, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Funds.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

EntrepreneurShares Global FundTM (“Global Fund”), Entrepreneur U.S. All Cap FundTM (“U.S. All Cap Fund”) and the Entrepreneur U.S. Large Cap FundTM (“U.S. Large Cap Fund”) (collectively, the “Funds” and each, a “Fund”) are diversified and are each a series of the EntrepreneurShares Series TrustTM (“Trust”). The Trust is a open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 1, 2010. This SAI supplements the information contained in the Trust’s Prospectus dated November 1, 2015 and contains more detailed information about the Funds’ investment strategies and policies and the types of instruments in which the Funds may invest. A summary of the risks associated with these instrument types and investment practices is included as well.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to each Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the applicable Fund. Under the 1940 Act, approval of the holders of a “majority” of a Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to such Fund’s borrowing of money.

No Fund may:

1.                  Borrow money to an extent or in a manner not permitted under the 1940 Act. As of the date of this SAI, the 1940 Act permits a Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.

2.                  Invest in real estate (although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that a Fund may invest in financial futures contracts, options thereon, and other similar instruments.

3.                  Act as an underwriter or distributor of securities other than shares of such Fund, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

4.                  Purchase securities on margin. However, a Fund may obtain such short-term credit as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and a Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.

5.                  Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

6.                 Concentrate in securities of non-governmental issuers whose principal business activities are in the same industry. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.

7.                  Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that a Fund may lend its portfolio securities.

8.                  Issue senior securities to an extent not permitted under the 1940 Act. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent a Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.

“Concentration”, for the purposes of each Fund’s investment restrictions, means “25 percent or more of the value of such Fund’s total assets invested or proposed to be invested in a particular industry or group of industries.”

The Funds have adopted certain other investment restrictions that are not fundamental policies and which may be changed by the applicable Fund’s Board of Trustees (the “Board”) without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to such Fund’s investments in illiquid securities and such Fund’s borrowing of money. Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.     No Fund will invest more than 15% of the value of its net assets in illiquid securities.

2.     No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the relevant Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the applicable Fund and affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of such Fund’s net assets would be invested in shares of registered investment companies. A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act.

3.     Invest in companies for the primary purpose of acquiring control or management thereof.

Each Fund’s investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval in accordance with the 1940 Act.

INVESTMENT OBJECTIVE

The investment objective for all Funds is long-term capital appreciation. Each Fund seeks investment results that exceed the performance, before fees and expenses, of a relevant Index, through active principles-based securities selection. The Funds mainly invest in equity securities that possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager, Dr. Joel Shulman, in his official capacity and not in his individual capacity (the “Portfolio Manager”).

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Funds

Because the Funds intend to invest mainly in equity securities of entrepreneurial companies, an investment in a Fund may be subject to greater risks than those of other funds that invest primarily in large capitalization companies domiciled in the United States.

The Funds investment strategy is unique, in part, due to the portfolio manager’s selection process of identifying a universe of companies, including technology companies, that the portfolio manager believes possess entrepreneurial management characteristics. The Funds utilize quantitative models to narrow the broad universe of companies in which a Fund may invest. The Funds then use fundamental analysis to identify from this list the entrepreneurial companies that it believes have the potential for long-term capital appreciation. By way of example, in conducting the fundamental analysis, a Fund looks for companies with a good business, shareholder-oriented management and organic growth. The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential; changing fundamentals signal a deteriorating value potential; or other securities with entrepreneurial characteristics have better performance potential.

The Funds intend to invest in securities of technology companies. Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies.

In some instances, equity securities of entrepreneurial companies may be thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, a Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value (“NAV”) of that Fund may fluctuate significantly. Accordingly, the Funds should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such investment.

The Global Fund is exposed to particular offshore risks. Investing in securities of entrepreneurial companies located in emerging market countries generally is considered riskier than investing in securities of companies located in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to economic volatility. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal infrastructure, business and social framework to support securities markets. Other risks related to emerging market and international securities include delays in transaction settlement, minimal publicly available information about issuers, different reporting, accounting and auditing standards, expropriation or nationalization of the issuer or its assets, and imposition of currency exchange controls.

Non-Principal Strategies and Risks of the Funds

Derivatives

The Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. The Funds may invest in derivatives for hedging purposes. The Funds will not invest more than 5% of the value of its total assets in derivative securities.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manger does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if a Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the investing Fund’s interest. Such Fund bears the risk that the portfolio manager will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If such Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for that Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate an obligation on a call that a Fund has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because such Fund retains the premium received. All call options written by that Fund must be “covered.” For a call to be “covered”: (a) that Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. Such Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits a Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When a Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the writing Fund retains the premium received. All put options written by a Fund must be “covered.” For a put to be “covered”, a Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. An investing Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

A Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When a Fund purchases a put or call option on a futures contract, such Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to buy from that Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge a Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of a Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. A Fund may engage in related closing transactions with respect to options on futures contracts. A Fund may only purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Funds are each operated by an investment advisor that claims an exclusion on behalf of the Funds from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”) pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither a Fund nor the relevant advisor is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, each Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that a Fund’s investments in certain derivative instruments regulated under the CEA (“Commodity Interests”), including futures, swaps and options on futures, exceed a certain threshold, the relevant advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. A Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in Commodity Interests, the purposes of such investments and the manner in which such Fund holds out its use of Commodity Interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in Commodity Interests cannot generally exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of Commodity Interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Funds currently intend to operate in a manner that would permit the relevant advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the advisor’s ability to manage the relevant Fund under certain market conditions and may adversely affect such Fund’s total return. In the event the relevant advisor becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, that Fund’s expenses may increase. The CFTC’s recent amendments to the CEA, including Rule 4.5, have been challenged in court. The effect of the rule changes. its implementation and industry practice on the operations of the Funds and the advisors are not fully known at this time.

When a Fund purchases or sells a futures contract, that Fund “covers” its position. To cover its position, such Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the amount of the actual contractual obligation to pay in the future of the futures contract. If such Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which that Fund may undertake and on the potential increase in the speculative character of that Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, that Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, that Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the investing Fund determines not to close a futures position in anticipation of adverse price movements, such Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which any Fund may write or hold may be affected by options written or held by the other Funds and other investment advisory clients of that Fund’s advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the portfolio manager’s prediction of movements in the securities and interest rate markets is inaccurate, the applicable Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Foreign Securities

The Funds may invest in securities of foreign issuers, although generally the U.S. All Cap Fund and the U.S. Large Cap Fund will only invest in American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), of non-U.S. companies the business of which is tied economically to the United States. The Funds may also hold securities of U.S. and foreign issuers in the form of ADRs or ADSs and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when a Fund invests in domestic securities.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and such Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce such Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the relevant advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Illiquid Securities

The Funds may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing that Fund to sell securities at unfavorable prices. The Board has delegated to the relevant advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed each advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. The Funds consider a security illiquid if a Fund holds more than the average daily trading volume, based on a 30-day trading volume.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, such Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the relevant advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Funds may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and such Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

A Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of such Fund’s total assets made for temporary or emergency purposes. If, at any time, the value of such Fund’s assets should fail to meet this 300% coverage test, such Fund will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. No Fund will purchase portfolio securities when outstanding borrowings exceed 5% of such Fund’s total assets.

Money Market Instruments

A Fund may invest in cash and money market securities to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which such Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

A Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

A Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, that Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Repurchase Agreements

Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The applicable advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the applicable Fund. In the event of a default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by such Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, such Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest that Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Rights and Warrants

A Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the investing Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

The Funds may invest in preferred stocks. Preferred stock includes convertible and nonconvertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

The Funds may invest in REITS. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Temporary Investment

The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances, a Fund may temporarily invest up to 30% of each of their assets in certain defensive strategies, including holding a substantial portion of a Fund’s assets in cash, cash equivalents, or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.

PORTFOLIO TURNOVER

The Funds pay transaction costs, such as commissions, when each Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in a Fund’s Annual Fund Operating Expenses, affect such Fund’s performance. While the Funds generally expect that the annual portfolio turnover rate of the Funds will not exceed 100% there can be no assurance that this will be the case in any particular year or twelve month period. A portfolio turnover rate of 100% would occur, for example, if all of a Fund’s securities were replaced within one year. A portfolio turnover rate of 100% or more would result in such Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs. Payment of these transaction costs could reduce such Fund’s total return. High portfolio turnover could also result in the payment by such Fund’s shareholders of increased taxes on realized gains.

The following are portfolio turnover rates for the Funds for fiscal periods ended June 30:

	2015	2014
EntrepreneurShares Global Fund	69.37%	63.88%
Entrepreneur U.S. All Cap Fund*	107.46%	55.16%
Entrepreneur U.S. Large Cap Fund*	89.78%	0.00%

* Operations commenced December 17, 2013 for the U.S. All Cap Fund and June 30, 2014 for the U.S. Large Cap Fund

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds’ Chief Compliance Officer (“CCO”) will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

There may be instances where the interests of the shareholders of a particular Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the relevant advisor or an affiliated person of such Fund. In such situations, the Board will be afforded the opportunity to determine whether or not to allow such disclosure. The Funds do not receive any compensation for providing information about portfolio holdings.

Fund Service Providers

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund’s portfolio holdings. As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. These third party service providers are the advisors and each Fund’s Portfolio Administrator, independent registered public accountant and custodian.

Rating and Ranking Organizations

The Board has determined that the Funds may provide portfolio holdings information to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.

Lipper, Inc.

Thompson Reuters

Vickers

Bloomberg L.P.

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds’ shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of a Fund or to trade against a Fund to the detriment of other shareholders of the other Funds. However, the Funds will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

Availability of Information

The Funds may publish top ten positions at the end of each calendar quarter in its Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge, and can be obtained by calling 1-800-287-9469.

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The EntrepreneurShares Global Fund, the Entrepreneur U.S. All Cap Fund, and the Entrepreneur U.S. Large Cap Fund are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 470 Atlantic Avenue, Suite #400, Boston, MA 02110.

Non-Interested Trustees

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Stephen Sohn (1944)	Trustee	Since 2010	Chairman – Quantum Aesthetic Surgery Inc.; Former faculty member Harvard Medical School (1974 to 1996).	3	None
Thomas T. Stallkamp (1946)	Trustee	Since 2010	Founder/Principal –Collaborative Management; Former CEO/Chairman – MSX International (automotive consulting) (2000 to 2004); Industrial Partner, Ripplewood Holdings LLC (private equity) since 2004; Former President and Vice Chairman – Daimler Chrysler (1980 to 1999).	3	Baxter International Inc. and BorgWarner Inc.
George R. Berbeco (1944)	Trustee	Since 2010	Chairman – Bay Colony Development Corporation; Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009).	3	Bay Colony Development Corp

Interested Trustee and Officers

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joel M. Shulman, CFA[2] (1955)	President and Trustee	Since 2010	Member and principal of Weston since 2010; Tenured professor at Babson College.	3	None
David Cragg (1969)	Secretary, Treasurer and Chief Compliance Officer	Served since 2010	Member, and Chief Compliance Officer, of the Advisor since 2010. Former Chief Financial Officer and Chief Operating Officer of the Leuthold Group (1999 to 2009).	N/A	N/A

(1)      Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)      Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the advisors and Sub-Advisor.

Qualification of Trustees

Dr. Shulman’s experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the portfolio managers of the Funds, led to the conclusion that he should serve as a Trustee. Messrs. Sohn, Stallkamp and Berbeco are experienced businessmen and are familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Fund. These combinations of skills and attributes led to the conclusion that each of Messrs. Sohn, Stallkamp and Berbeco should serve as a Trustee.

Dr. Joel Shulman has been a Trustee and portfolio manager of the Funds since inception of the fund family. Dr. Shulman has extensive skill and experience as a portfolio manager, as well as familiarity with the investment strategies utilized by the portfolio managers of the Funds.

Thomas Stallkamp has been a Trustee of the Funds since inception of the fund family. He brings extensive executive experience in the sectors of finance, accounting, regulatory and investment matters through his previous experience as President and Vice Chairman of Daimler Chrysler.

Dr. Stephen Sohn has been a Trustee of the Funds since inception of the fund family. He brings a unique perspective from the field of medicine and as a private investor. He is also experienced with financial, accounting, regulatory and investment matters.

George Berbeco has been a Trustee of the Funds since inception of the fund family. He brings a unique perspective as an accomplished entrepreneur and as a private investor. He is also experienced with financial, accounting, regulatory and investment matters.

Board Leadership Structure

The Board of Trustees of the Trust has general oversight responsibility with respect to the operation of the Trust and the Board of Trustees of the Funds has general oversight responsibility with respect to the operation of the Funds. The Board has engaged the advisors and Sub-Advisor, as applicable, to manage the Funds and is responsible for overseeing the advisors Sub-Advisor, as applicable, and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Funds do not have a Chairman of the Board. As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board. The Board does not have a lead non-interested Trustee. The Funds have determined that its leadership structure is appropriate given its size and the nature of the Funds. The Board plans to meet every quarter to discuss matters related to the Funds.

The Trustees may consider nominations by shareholders for trustee vacancies. These nominations will be duly considered by the independent Trustees (or a duly constituted committee) and evaluated on their merits consistent with the Trustees’ obligations to the Trust.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the advisors and sub-advisor and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Audit Committee

The Board has an Audit Committee whose members consist of Dr. Sohn and Mr. Berbeco, each of whom is a non-interested Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The Audit Committee met twice during the prior fiscal year

The Board has no other committees.

Compensation

The Funds’ standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $1,500 for each Board meeting and a fee of $500 for each Audit Committee meeting attended, including special meetings. The Fund also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board. The Funds do not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Funds to each officer or non-interested Trustee during the fiscal year ending June 30, 2015 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Thomas T. Stallkamp	$10,500	$10,500
Dr. Stephen Sohn	$13,000	$13,000
George R. Berbeco	$13,000	$13,000
Interested Trustee
Joel M. Shulman	$0	$0

Proxy Voting Policy

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30, is available without charge by calling 1-800-287-9469 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with the applicable advisor’s proxy voting policy. The advisors generally follow the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting). The advisors believe that following the “Wall Street Rule” is consistent with the economic best interests of the Funds. When management makes no recommendation, the applicable advisor will not vote proxies unless the advisor determines the failure to vote would have a material adverse effect on the applicable Fund. If the advisor determines that the failure to vote would have a material adverse effect on such Fund, the advisor will vote in accordance with what it believes are the economic best interests of that Fund. Consistent with its duty of care, the advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the applicable Fund invests. In the event that a vote presents a conflict of interest between the interests of the Fund and its advisor, the advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust, the advisors, and the distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

Dollar Range of Trustee Share Ownership

(1)	(2)	(3)
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Thomas Stallkamp	$100,001–$500,000	$100,001–$500,000

All officers and directors of the Trust and the Funds own, on an aggregate basis, 0.078% of the Funds’ shares.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS:

The persons listed below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.

As of October 1, 2015, the following persons were known to own, beneficially or of record, 5% or more of each Fund’s outstanding shares:

EntrepreneurShares Global Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
Pentegra Retirement Services	108 Corporate Park Dr. White Plains, NY 10604	279,590	61.98%	Beneficial
National Financial Services LLC	113 Arthur Blank Center Babson Park, MA 02457	131,668	29.19%	Beneficial

Entrepreneur U.S. All Cap Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	525 William Penn Pl. Pittsburgh, PA 15230	12,194,309	97.56%	Beneficial

Entrepreneur U.S. Large Cap Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	525 William Penn Pl. Pittsburgh, PA 15230	7,506,021	96.87%	Beneficial

Dr. Shulman controls the advisors and the Sub-Advisor.

ADVISORY AND OTHER SERVICES

The Advisors and Sub-Advisor

Weston Capital Advisors, LLC (“Weston”) is the Global Fund’s investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC (“EntrepreneurShares”) is the Global Fund’s investment Sub-advisor (the “Sub-Advisor”), and was formed on April 1, 2010. The investment advisor has delegated the day-to-day management of the Global Fund’s portfolio to the Sub-Advisor. Under the sub-advisory agreement for the Global Fund (the “Sub-Advisory Agreement”), the Sub-Advisor makes specific portfolio investments in accordance with the Global Fund’s investment objective and the Sub-Advisor’s investment approach and strategies. Weston pays a sub-advisory fee to the Sub-Advisor from its own assets, and the sub-advisory fee is not an additional expense of the Global Fund.

Capital Impact Advisors, LLC (“Capital Impact Advisors”) is the investment advisor to both the U.S. All Cap Fund and the U.S. Large Cap Fund and was formed in April 2013. Under the advisory agreements for the U.S. All Cap Fund and the U.S. Large Cap Fund (each, an “Advisory Agreement”), each advisor makes specific portfolio investments in accordance with the applicable Fund’s investment objective and the advisor’s investment approach and strategies.

Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of Capital Impact Advisors and Weston, and President of EntrepreneurShares.

Under the current investment advisory agreement, which was approved by the Board on September 3, 2015, for the Global Fund, U.S. All Cap Fund, and U.S. Large Cap Fund. The applicable advisor has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisors, allocates assets among the sub-advisors and monitors and evaluates the sub-advisors’ performance. The current term of the investment advisory agreements will continue until September 30, 2016, for the Global Fund, U.S. All Cap Fund and U.S. Large Cap Fund, unless terminated earlier in accordance with the applicable terms. The advisor to the Global Fund, Weston, has entered into a sub-advisory agreement with EntreprenurShares. This sub-advisory agreement was also approved by the Board on September 3, 2015 and runs through September 30, 2016, unless terminated earlier. Joel Shulman is the senior managing member of the Sub-Advisor and controls the Sub-Advisor. Dr. Shulman’s position with the Trust and the Funds is described below under the caption “Portfolio Manager” and above under the caption “Management-Management Information.”

The benefits derived by the advisors and/or Sub-Advisor from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, owns shares of the advisors or the Sub-Advisor or any companies, other than registered investment companies, controlled by or under common control with the advisors or Sub-Advisor.

Under the investment advisory agreements for the Fund (the “Advisory Agreements”), the advisors, at their own expense and without reimbursement from the applicable Fund, furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, pays the salaries and fees of all officers of the Trust and Trustees (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by each Fund pursuant to the Fund’s Service and Distribution Plan, if any. For the foregoing, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%, .75% and .65%, for the Global Fund, U.S. All Cap Fund and U.S. Large Cap Fund, respectively

The Funds pay all of its expenses not assumed by the advisors, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (the “SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The advisors are contractually obligated to reimburse the applicable Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed a per annum percentage of net assets attributable to such shares of the relevant Fund. This percentage limit is, for the Global Fund, 1.95%, 1.95% and 1.70%, relating to the Retail Class, Class A and Institutional Class respectively; for the U.S. All Cap Fund, 1.10% and .85% relating to the Retail Class and Institutional Class respectively; and for the U.S. Large Cap Fund, 1.00% and .75% relating to the Retail Class and Institutional Class respectively, as determined by valuations made as of the close of each business day of the year. The expense limitation agreements for the Funds expire on November 1, 2016 unless extended by the Board.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the applicable Fund by reduction of the relevant advisor’s fee, subject to later adjustment during the remainder of such Fund’s fiscal year. The advisors may from time to time, at its sole discretion, reimburse the applicable Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. The Funds monitor their expense ratio at least on a monthly basis. If the accrued amount of the expenses of a Fund exceed the expense limitation, that Fund creates a receivable from the applicable advisor for the amount of such excess. In such a situation the monthly payment of the advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreements and the Sub-Advisory Agreement each remain in effect for two (2) years from each of their effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or (ii) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund. The Advisory Agreements and the Sub-Advisory Agreement each provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the applicable Fund’s shareholders, on sixty (60) calendar days’ written notice to the applicable advisor or the Sub-Advisor, as the case may be, and by the applicable advisor or the Sub-Advisor, as the case may be, on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

The Advisory Agreements and the Sub-Advisory Agreement each provides that the applicable advisor or the Sub-Advisor, as the case may be, shall not be liable to the applicable Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Sub-Advisory Agreement each also provides that the advisor or the Sub-Advisor, as the case may be, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The tables below shows the amount of advisory fees paid by each Fund and the amount of fees waived and/or reimbursed by the advisors and Sub-Advisor for the fiscal periods shown.

Advisory Fees: EntrepreneurShares Global Fund

Fiscal Period Ended	Advisor	Advisory Fee	(Waiver)	Advisory Fee After Waiver
June 30, 2015	Weston	$227,392	$(60,049)	$167,343
June 30, 2014	Weston	$309,047	$(133,223)	$175,824
June 30, 2013	Weston	$262,279	$(131,603)	$130,676

Advisory Fees: Entrepreneur U.S. All Cap Fund

Period	Advisor	Advisory Fee	(Waiver)	Advisory Fee After Waiver
Fiscal year ended June 30, 2015	Capital Impact	$1,018,950	$(58,334)	$960,616
December 17, 2013 to June 30, 2014	Capital Impact	$507,506	$(83,817)	$423,689

Advisory Fees: Entrepreneur U.S. Large Cap Fund

Fiscal Period Ended	Advisor	Advisory Fee	(Waiver)	Advisory Fee After Waiver
June 30, 2015	Capital Impact	$515,194	$(66,315)	$448,879

Over the last three years, EntrepreneurShares, LLC has not been compensated by Weston Capital Advisors, LLC.

The Administrator, Fund Accountant and Transfer Agent

The administrator to the Trust is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the “Administrator” or “USBFS”). Pursuant to an Administration Servicing Agreement entered into between the Trust and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the 1940 Act, responds to stockholder inquiries, prepares the Funds’ financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Funds’ financial and accounting records and generally assists in all aspects of the Funds’ operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.

Fees paid to the Administrator pursuant to the Administration Agreement for fiscal year ended June 30:

	2015	2014	2013
EntrepreneurShares Global Fund	$9,288	$42,164	$34,457
Entrepreneur U.S. All Cap Fund*	$49,359	$40,846	N/A
Entrepreneur U.S. Large Cap Fund**	$30,422	N/A	N/A

*Inception date for the Entrepreneur U.S. All Cap is December 17, 2013

**Inception date for the Entrepreneur U.S. Large Cap is June 30, 2014

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Trust.

Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

In addition, the Trust has entered into an Accounting Servicing Agreement with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Funds and provide other accounting services to the Funds.

USBFS also acts as the Funds’ transfer agent dividend disbursing agent. As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to stockholders of the Funds, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Funds.

USBFS is a subsidiary of U.S. Bank N.A., which is also the parent company of the Funds’ custodian.

Custodian

U.S. Bank, N.A., an affiliate of USBFS, serves as custodian of the Funds’ assets pursuant to the Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Funds concerning the Funds’ operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities. U.S. Bank is located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212.

Distributor

Rafferty Capital Markets, LLC (the “Distributor”) serves as the distributor for the Funds. Its principal business address is 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530. The Distributor offers shares of each Fund on a continuous basis, reviews advertisements of the Funds and acts as liaison for the Funds’ broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of any Fund.

PORTFOLIO MANAGER

The Portfolio Manager to the Funds may have responsibility for the day-to-day management of accounts other than the applicable Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2015.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joel M. Shulman	2					1
	$125,117,806 Entrepreneur U.S. All Cap Fund	N/A	N/A	N/A	N/A	$991,794
	$78,021,203 Entrepreneur U.S. Large Cap Fund
	$5,095,333 EntrepreneurShares Global Fund

The advisors and Sub-Advisor typically assign accounts with similar investment strategies to the Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the advisors and/or the Sub-Advisor or one of their affiliates in an account and certain trading practices used by the Portfolio Manager (for example, cross trades between the Funds and another account and allocation of aggregated trades). The advisors and Sub-Advisor have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the advisors and Sub-Advisor have adopted policies limiting the ability of the Portfolio Manager to cross securities (pursuant to these policies, if the any advisor or the Sub-Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer and (b) inform the customer of the capacity in which the advisor or Sub-Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The Portfolio Manager is compensated in various forms. The following table outlines the forms of compensation paid to the Portfolio Manager as of October 1, 2015. There are no differences between the method used to determine the Portfolio Manager’s compensation with respect to each Fund.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Weston Capital Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Weston Capital Advisors, LLC	Dr. Shulman is a senior managing member of the Advisor and receives a bonus based on the profitability of the Advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman is a senior managing member of the Advisor and receives a bonus based on the profitability of the Advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman is a senior managing member of the Advisor and receives a bonus based on the profitability of the Sub-Advisor.

The dollar range of equity securities in each Fund beneficially owned by the Portfolio Manager as of September 30, 2015 is $500,001-$1,000,000 for the Global Fund, none for the U.S. All Cap Fund, and none for the U.S. Large Cap Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Sub-Advisory and Advisory Agreements, the advisors and EntrepreneurShares, LLC are responsible for decisions to buy and sell securities for the applicable Fund, broker dealer selection, and negotiation of brokerage commission rates. (These activities are subject to the general supervision and responsibility of the Board, as are all of the activities of the advisors and Sub-Advisor). The primary consideration of the advisors and Sub-Advisor in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of a Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by such Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the advisors or Sub-Advisor may make purchases of underwritten issues for the applicable Fund at prices that include underwriting fees.

In selecting a broker dealer to execute each particular transaction, the advisors and Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board may determine, the applicable advisor or Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused such Fund to pay a broker or dealer that provides brokerage or research services to the applicable advisor or Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the advisor or Sub-Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the advisor’s or Sub-Advisor’s overall responsibilities with respect to the Trust or other accounts for which such advisor or the Sub-Advisor has investment discretion. The applicable advisor or Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, either advisor, the Sub-Advisor or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the advisors and Sub-Advisor shall determine and the advisors and Sub-Advisor shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

During the most recent fiscal year, no Fund or advisor of a Fund has directed that Fund’s brokerage transactions to a broker because of research services provided. During the most recent fiscal year, no Fund has acquired securities of its regular brokers or dealers or of their parents.

Brokerage Commissions

Brokerage commissions paid for fiscal years ended June 30:

	2015	2014	2013
EntrepreneurShares Global Fund	$9,000	$11,590	$4,831
Entrepreneur U.S. All Cap Fund*	$83,003	$57,276	N/A
Entrepreneur U.S. Large Cap Fund**	$19,280	N/A	N/A

*The inception date of the Entrepreneur U.S. All Cap Fund was December 17, 2013

**The inception date of the Entrepreneur U.S. Large Cap Fund was June 30, 2014

NET ASSET VALUE

The NAV of each Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Each Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of a Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by a Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the portfolio manager under procedures established by and under the general supervision and responsibility of the Board. However, the Board may from time to time utilize a valution method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the affected Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

Each Fund reserve the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to such Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

DISTRIBUTION OF SHARES

The Trust has adopted Service and Distribution (Rule 12b-1) Plans (each, a “Plan”) for each Fund. The Plan was adopted in anticipation that the Retail Class and, in the case of the Global Fund, the Class A shares, of the Funds, will benefit from the Plan through increased sale of shares, thereby reducing the expense ratio of the Retail and Class A shares and providing the Advisor greater flexibility in management. The Plan authorizes payments by the Funds’ Retail Class and, in the case of the Global Fund, the Class A in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of each Fund’s Retail Class and, in the case of the Global Fund, the Class A shares. Amounts paid under the Plan may be spent by the applicable Fund on any activities or expenses primarily intended to result in the sale of that class of shares of such Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Because these fees are paid out of a Fund’s assets, over time, these fees will increase the cost of investing and may cost more than paying other types of sales charges.

The Plan may be terminated by a Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the applicable Fund. Any change in the Plan that would materially increase the distribution expenses of the applicable Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of such Fund’s shares.

While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or officers of the Trust. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

ADDITIONAL INFORMATION REGARDING PURCHASES AND SALES OF FUND SHARES

Investors may purchase Fund shares from a broker-dealer, financial intermediary, or financial institution (each, a “Servicing Agent”) that has entered into an agreement with the Distributor concerning such Fund. In addition, certain investors, including qualified retirement plans that are customers of certain Servicing Agents, may be eligible to purchase shares directly from a Fund. Except in certain circumstances, shares purchased will be held in the investor’s account with its Servicing Agent. Servicing Agents may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the applicable Fund are not subject to a maintenance fee or transaction charges. Servicing Agents may receive up to 4.00% of the sales charge on, in the case of the Global Fund, Class A shares and may be deemed to be underwriters of the Fund as defined in the Securities Act.

Initial sales charges may be waived for certain types of investors, including:

•	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with a Fund, the distributor, or its affiliates.
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with a Fund, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase. In the case of the Global Fund, investors in Class A shares may open an account by making an initial investment of at least $2,500 for each account ($1,000 for Individual Retirement Accounts (IRAs)).

Investors may purchase shares of the Funds through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least $50 for accounts using the Automatic Investment Plan.

The Funds reserve the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Servicing Agent. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Servicing Agent.

Purchase orders received by the Funds or agents prior to the close of regular trading on the NYSE, in good order, on any day that the Funds calculate a NAV, are priced according to the NAV determined on that day (the “trade date”). For shares purchased through a Servicing Agent, payment for shares of the Funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order. The Funds have authorized certain brokers to accept on its behalf purchase and redemption orders and have authorized these brokers to designate intermediaries to accept such orders. The Funds will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. From time to time, the Distributor or the applicable advisor, or their affiliates, at their expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of the Funds.

Such concessions provided by the Distributor or the applicable advisor, or their affiliates, may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the applicable Fund, and/or other dealer-sponsored events. From time to time, the Distributor or the applicable advisor, or their affiliates, may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Certain Global Fund Class A Information

Class A shares are not currently offered for any of the Funds, but may be offered in the future for the Global Fund. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire NAV of all Class A shares that are sold.

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1 million	1.00%	1.01%
At least $1 million	None*	None*

______________

*Although investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Right of Accumulation for Class A Shares

The right of accumulation lets an investor add the value of the Fund’s Class A shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund. An aggregate investment includes all Class A shares of the Fund plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to Class A share purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, motherin-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor’s Servicing Agent at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Servicing Agent. Similar notification must be given in writing when such an order is placed by mail. The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge also will not be applied unless the records of the Distributor or the investor’s Servicing Agent confirm the investor’s representations concerning his or her holdings.

Letter of Intent for Class A Shares

A Letter of Intent (“LOI”) lets an investor purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use an LOI to qualify for reduced sales charges if the investor plans to invest at least $50,000 in the Fund’s Class A shares during a 13-month period. The calculation of this amount would include the investor’s current holdings of all Class A shares of the Fund, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing an LOI does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment. The term of the LOI will commence upon the date the LOI is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor’s Servicing Agent or call 1-877-271-8811 to obtain an LOI application.

Telephone Redemption and Exchange Program for Class A Shares

Investors who do not have a brokerage account with a Servicing Agent may be eligible to redeem and exchange Class A shares of the Fund by telephone. An investor should call 1-877-271-8811 to determine if he or she is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in the Fund.

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time. During periods of drastic economic or market changes, or severe weather, or other emergencies, investors may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings); (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Fund shares by U.S. shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, shareholders who are not United States persons (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors will hold their shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Funds.

Each Fund intend to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. To qualify for treatment as a RIC, each Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter: (a) at least 50% of the value of a RIC’s total assets must consist of: (i) cash and cash items, U.S. government securities, the securities of other RICs; and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (i) any one issuer; (ii) any two or more issuers that the controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses; or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

As a RIC, a Fund generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Funds intend to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for such year; (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards; and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax.

If a Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, such Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible: (i) to be treated as qualified dividend income (as described below) in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. To later requalify for taxation as a regulated investment company, such Fund may be required to recognize net unrealized gains, pay substantial taxes and interest, and make certain distributions.

For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the American Taxpayer Relief Act of 2012, certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, 15% for taxpayers situated below the 39.6% tax bracket, or 0% for taxpayers situated below the 25% tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder with respect to his or her shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Shareholders receiving any distribution from a Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by a Fund and received by corporate shareholders of such Fund will qualify for the dividends received deductions to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend: (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed portfolio stock” (generally, acquired with borrowed funds); (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid; (iii) to the extent that the Fund is under obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iv) if the dividend is received from a real estate investment trust. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the applicable Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that such Fund owned for one year or less will be taxable as ordinary income.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions), (15% for taxpayers situated below the 39.6% tax bracket and 0% for taxpayers situated below the 25% tax bracket).

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. Periods in which a shareholder’s risk of loss has been diminished by holding one or more other positions with respect to substantially similar or related property will not be counted for purposes of calculating the six month period. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) that occurs on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Funds’ shares are generally subject to United States federal income tax as described herein to the extent they do not exceed the applicable Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the applicable Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of such Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends paid by the Funds will constitute investment income of the type subject to this tax.

Certain payments made to “foreign financial institutions” in respect of accounts of shareholders at such financial institutions may be subject to withholding at a rate of 30%. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of their shares.

The taxation of equity options that the Funds expect to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enter into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Funds if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Funds do not have control over the exercise of the call options they may write, such exercise or other required sales of the underlying securities may cause the Funds to realize capital gains or losses at inopportune times.

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. In particular, a Fund may expect to write call options with respect to certain securities held by such Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% and 98.2% distribution requirements for avoiding excise taxes. The Funds will monitor transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it any futures contract, option or hedged investment are acquired in order to mitigate the effect of these rules and prevent disqualification of any Fund from being taxed as a regulated investment company.

Further, the Funds’ transactions in options are subject to special and complex federal income tax provisions that may, among other things: (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert long-term capital gain into short-term capital gain or ordinary income; (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); and (vi) cause the Funds to recognize income or gain without a corresponding receipt of cash.

Dividends and interest received, and gains realized, by the Funds on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Funds.

The Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Funds will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Funds distribute the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Funds’ investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax even if the QEF does not distribute those earnings and gain to such Funds In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Funds may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the applicable Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of the adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. Such Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Funds accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Funds to individuals and certain other shareholders who have not provided the Funds with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “Service”) as well as shareholders with respect to whom the Funds have received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Funds’ taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during the taxable year. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Funds, reflects the federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

Capital Loss Carry Forwards

As of June 30, 2015, the Funds had capital loss carry forwards which could be used to offset future gains of:

		Capital Loss Carryover	Character
Global Fund	$	___
U.S. All Cap	$	___
U.S. Large Cap Fund		$(37,081)	Short-term

As of June 30, 2015 the Funds had deferred qualified late year ordinary losses of:

Global Fund		$(42,288)
U.S. All Cap	$	___
U.S. Large Cap Fund	$	___

As of June 30, 2015 the Funds had deferred qualified post October losses of:

Global Fund		$(896,399)
U.S. All Cap	$	___
U.S. Large Cap Fund		$(44,986)

State and Local Taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Funds.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of a Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Funds at the Funds’ most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Funds only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Board may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (“Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class. The Trustees identified in this SAI are Trustees of the overall Trust and not solely Series Trustees of any Fund.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Set forth below is a description of commercial paper ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), S&P and Moody’s. NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. An NRSRO may change, suspend or withdraw its ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

S&P

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1”.

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.
●	High rates of return on funds employed.
●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected RSM US LLP, located at 80 City Square, Boston, Massachusetts 02129, as their independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Funds.

FINANCIAL STATEMENTS

Each Fund’s audited financial statements for the fiscal year ended June 30, 2015, together with the notes thereto, and the report of RSM US LLP (formerly McGladrey LLP through October 25, 2015) the Funds’ Independent Registered Public Accounting Firm, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended June 30, 2015 into this SAI.

PART C

OTHER INFORMATION

Item 28       Exhibits

(a)(i)	Certificate of Trust. (1)

(a)(ii)	Agreement and Declaration of Trust. (2)

(a)(iii)	Agreement and Declaration of Trust – Schedule A. (4)

(b)	By-Laws. (2)

(c)	None.

(d)(i)	Investment Advisory Agreement between Registrant and Capital Impact Advisors, LLC. (4)

(d)(ii)	Investment Advisory Agreement between Registrant and Weston Capital Advisors, LLC. (2)

(e)(i)	Distribution Agreement between Registrant and Rafferty Capital Markets, LLC. (2)(3)

(e)(ii)	First Amendment to Distribution Agreement between Registrant and Rafferty Capital Markets, LLC. (4)

(f)	None.

(g)(i)	Custody Agreement with U.S. Bank National Association. (3)

(g)(ii)	First Amendment to Custody Agreement with U.S. Bank National Association. (3)

(g)(iii)	Second Amendment to Custody Agreement with U.S. Bank National Association. (4)

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. (3)

(h)(ii)	First Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. (3)

(h)(iii)	Second Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. (4)

(h)(iv)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC. (3)

(h)(v)	First Amendment to Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC. (3)

(h)(vi)	Second Amendment to Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC. (4)

(h)(v)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC. (3)

(h)(vi)	First Amendment to Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC. (3)

(h)(vii)	Second Amendment to Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC. (4)

(i)	Opinion of Clearspire Law Co., PLLC. (3)(5)

(i)(i)	Opinion of Clapp Kelner PLLC. (4)

(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	None.

(l)	None.

(m)	Service and Distribution Plan (12b-1 Plan). (2)(3)(4)

(n)	18f-3 Plan. (3)(4)(6)

(o)	Reserved.

(p)(i)	Code of Ethics of EntrepreneurShares Series Trust. (3)

(p)(ii)	Code of Ethics of Capital Impact Advisors, LLC. (3)

(p)(iii)	Code of Ethics of Weston Capital Advisors, LLC. (2)

(1) Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-1A, as submitted to the Securities and Exchange Commission via EDGAR on July 9, 2010.

(2)  Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-1A, as submitted to the Securities and Exchange Commission via EDGAR on November 4, 2010.

(3)  Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-1A, as submitted to the Securities and Exchange Commission via EDGAR on October 7, 2013.

(4) Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-1A, as submitted to the Securities and Exchange Commission via EDGAR on June 26, 2014.

(5) Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-1A, as submitted to the Securities and Exchange Commission via EDGAR on October 31, 2011.

(6) Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-1A, as submitted to the Securities and Exchange Commission via EDGAR on October 25, 2010.

Item 29       Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 30       Indemnification

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreements, the Distribution Agreement, the Custodian Agreement and the Administration Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31       Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32       Principal Underwriters

(a)	Rafferty Capital Markets, LLC (“RCM”), 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530, serves as EntrepreneurShares Series Trust’s principal underwriter. RCM also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

(1) Adirondack Funds, (2) Chou America Mutual Funds, (3) Conestoga Funds, (4) Cottonwood Mutual Funds, (5) Direxion Funds, (6) EntrepreneurShares Series Trust, (7) Epiphany Funds, (8) FMI Funds Inc., (9) Leuthold Funds, (10) Marketocracy Funds, (11) Philadelphia Investment Partners New Generation Fund, (12) PSP Family of Funds, (13) Ranger Funds Investment Trust, (14) Reynolds Funds, (15) Satuit Capital Management Trust, (16) Sparrow Funds, (17) Valley Forge Fund and (18) Walthausen Funds.

(b)	The following is provided with respect to each director, officer, or partner of RCM:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Thomas A. Mulrooney	President	None
Stephen P. Sprague	Chief Financial Officer	None

The address for each director, officer, or partner of RCM is 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530.

(c)	The following table sets forth the commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by the principal underwriter who is not an affiliated person of the Fund.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
Rafferty Capital Markets, LLC	None	None	None	None

Item 33       Location of Accounts and Record

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at its principal executive offices; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 34       Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35       Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 30th day of October, 2015.

ENTREPRENEURSHARES SERIES TRUST

(Registrant)

By: /s/ Joel Shulman

Joel Shulman, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Joel Shulman Joel Shulman	President (Principal Executive Officer) and Trustee	October 30, 2015

/s/ Dave Cragg Dave Cragg	Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)	October 30, 2015

/s/ George Berbeco George Berbeco	Trustee	October 30, 2015

/s/ Stephen Sohn Stephen Sohn	Trustee	October 30, 2015

/s/ Thomas Stallkamp Thomas Stallkamp	Trustee	October 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

(j)	Consent of Independent Registered Public Accounting Firm